SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-A

        FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
             PURSUANT TO SECTION 12(b) OR (g) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



                    Pocahontas Bancorp, Inc.
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     (Exact name of registrant as specified in its charter)



Delaware                                        To Be Applied For
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(State of incorporation or organization)      (I.R.S. Employer
                                              Identification No.)


203 West Broadway, Pocahontas, Arkansas                     72455
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(Address of principal executive offices)               (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act.


             None                              N/A
        (Title of Class)          (Name of each exchange on which
                                  each class is to be registered)

Securities to be registered pursuant to Section 12(g) of the Act:


              Common Stock par value $0.01 per share
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                        (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered.

     For a description of the Registrant's securities, reference is made to "Description of Capital Stock of the Company", "Dividend Policy" and "Market for the Common Stock" in the Registrant's Prospectus filed pursuant to the Rule 424(b)(3) of the Securities Act of 1933 (File No. 333-43143) which is hereby incorporated by reference. For a description of the provisions of the Registrant's Certificate of Incorporation and Bylaws that may render a change in control of the Registrant more difficult, reference is made to "Restrictions on the Acquisition of the Company and the Bank" in the Registrant's Prospectus referenced above.


Item 2.  Exhibits.

     1. Pre-Effective Amendment No. 5 to Registration Statement on Form S-1 (Registration Number 333-43143) dated February 11,
1998 is hereby incorporated by reference.

     2. Prospectus filed pursuant to Rule 424(b)(3) of the Securities Act of 1933 (File No. 333-43143) filed March 5, 1998 is hereby incorporated by reference.

     3. Certificate of Incorporation (incorporated by reference to Exhibit 3.1 of the Registration Statement on Form S-1 as filed on December 23, 1997)

     4. Bylaws (incorporated by reference to Exhibit 3.2 of the Registration Statement on Form S-1 as filed on December 23, 1997)

     5. Specimen Stock Certificate (incorporated by reference to Exhibit 4 of the Registration Statement on Form S-1 as filed on December 23, 1997)

                            SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                              POCAHONTAS BANCORP, INC.



Date:   March 26, 1998        By:  \s\ Skip Martin
                                   ------------------------------
                                   Skip Martin
                                   President and Chief Executive
                                    Officer